INCOME TAXES - Components of Income Tax Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 30, 2017	Dec. 31, 2016	Dec. 26, 2015
Currently Payable:
Federal	$ 44,413	$ 42,397	$ 34,672
State and local	8,579	6,341	6,643
Foreign	6,240	6,143	5,599
Total current payable	59,232	54,881	46,914
Net Deferred:
Federal	(7,681)	(455)	(1,104)
State and local	(864)	438	96
Foreign	1,280	310	(36)
Total net deferred	(7,265)	293	(1,044)
Income Tax Expense (Benefit), Total	$ 51,967	$ 55,174	$ 45,870